August 28, 2017

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

Ladies and Gentlemen:

We have transmitted to contract owners the semiannual reports for the period ended June 30, 2017 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account B invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.

Sincerely,

/s/ John P. Gruber
John P. Gruber Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

1940 Act Number
ALPS Variable Investment Trust	811-21987
• Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares
American Century® Variable Portfolios, Inc.	811-05188
• American Century VP Capital Appreciation Fund—Class I Shares
• American Century VP Large Company Value Fund—Class I Shares
• American Century VP Mid Cap Value Fund—Class I Shares
• American Century VP Ultra® Fund—Class I Shares
Deutsche Investments VIT Funds	811-07507
• Deutsche Small Cap Index VIP—Class A Shares
Dreyfus Investment Portfolios	811-08673
• Dreyfus IP MidCap Stock Portfolio—Service Shares
• Dreyfus IP Technology Growth Portfolio—Initial Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Initial Shares	811-07044
Dreyfus Stock Index Fund, Inc.—Initial Shares	811-05719
Dreyfus Variable Investment Fund	811-05125
• Dreyfus VIF Appreciation Portfolio—Initial Shares
• Dreyfus VIF Growth and Income Portfolio—Initial Shares
• Dreyfus VIF Government Money Market Portfolio
• Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
Franklin Templeton Variable Insurance Products Trust	811-05583
• Templeton Foreign VIP Fund—Class 2 Shares
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
• Invesco V.I. American Value Fund—Series I Shares
• Invesco V.I. Comstock Fund —Series I Shares
• Invesco V.I. Core Equity Fund—Series I Shares
• Invesco V.I. Diversified Dividend Fund—Series I Shares
• Invesco V.I. Global Health Care Fund—Series I Shares
• Invesco V.I. High Yield Fund—Series I Shares
• Invesco V.I. Mid Cap Growth Fund —Series I Shares
• Invesco V.I. Small Cap Equity Fund—Series I Shares
Janus Aspen Series	811-07736
• Janus Aspen Balanced Portfolio—Institutional Shares
• Janus Aspen Enterprise Portfolio—Institutional Shares
• Janus Aspen Forty Portfolio—Institutional Shares
• Janus Aspen Research Portfolio—Institutional Shares
• Janus Aspen Overseas Portfolio—Institutional Shares

Morgan Stanley—The Variable Insurance Fund, Inc.	811-07607
• Morgan Stanley VIF Core Plus Fixed Income Portfolio—Class I Shares
• Morgan Stanley VIF Mid Cap Growth Portfolio—Class I Shares
• Morgan Stanley VIF U.S. Real Estate Portfolio—Class I Shares
Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
• Oppenheimer Conservative Balanced Fund/VA—Non-Service Shares
• Oppenheimer Main Street Fund®/VA—Non-Service Shares
PIMCO Variable Insurance Trust	811-08399
• PIMCO VIT Real Return Portfolio—Administrative Class
• PIMCO VIT Total Return Portfolio—Administrative Class
Wilshire Variable Insurance Trust	811-07917
• Wilshire 2015 ETF Fund
• Wilshire 2025 ETF Fund
• Wilshire 2035 ETF Fund
Calamos Advisors Trust	811-09237
• Calamos Growth and Income Portfolio (closed)
Davis Variable Account Fund, Inc.	811-09293
• Davis Value Portfolio (closed)
Janus Aspen Series	811-07736
• Janus Aspen Global Research Portfolio—Institutional Shares (closed)
Timothy Plan	811-08228
• The Timothy Plan Conservative Growth Variable Series (closed)
• The Timothy Plan Strategic Growth Variable Series (closed)